--------------------------------------------------------------------------------
                                                                     EXHIBIT 4.2



                         REGISTRATION RIGHTS AGREEMENT



                              Dated April 6, 1998



                                     among



                          RENAISSANCE MEDIA GROUP LLC
                       RENAISSANCE MEDIA (LOUISIANA) LLC
                       RENAISSANCE MEDIA (TENNESSEE) LLC
                     RENAISSANCE MEDIA CAPITAL CORPORATION



                                      and



                       MORGAN STANLEY & CO. INCORPORATED



--------------------------------------------------------------------------------

                         REGISTRATION RIGHTS AGREEMENT



          THIS REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and
                                                   ---------
entered into April 6, 1998, among RENAISSANCE MEDIA (LOUISIANA) LLC, a Delaware limited liability company ("Renaissance Louisiana"), RENAISSANCE MEDIA
                            ---------------------
(TENNESSEE) LLC, a Delaware limited liability company ("Renaissance Tennessee"),
                                                        ---------------------
RENAISSANCE MEDIA CAPITAL CORPORATION, a Delaware corporation ("Renaissance
                                                                -----------
Capital" and together with Renaissance Louisiana and Renaissance Tennessee, the
-------
"Obligors"), RENAISSANCE MEDIA GROUP LLC (the "Guarantor" and together with the
 --------                                      ---------
Obligors, the "Companies"), and MORGAN STANLEY & CO. INCORPORATED (the
               ---------
"Placement Agent").
----------------

          This Agreement is made pursuant to the Placement Agreement dated April 6, 1998, between the Companies and the Placement Agent (the "Placement
                                                             ---------
Agreement"), which provides for the sale by the Obligors to the Placement Agent of an aggregate of $163,175,000 aggregate principal amount at maturity of 10% Senior Discount Notes Due 2008 (the "Notes"), to be fully and unconditionally
                                     -----
guaranteed on a senior basis by the Guarantor (the "Guaranty").  In order to
                                                    --------
induce the Placement Agent to enter into the Placement Agreement, the Companies have agreed to provide to the Placement Agent and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

          In consideration of the foregoing, the parties hereto agree as follows:

          1.   Definitions.
               -----------

          As used in this Agreement, the following capitalized defined terms shall have the following meanings:

          "1933 Act" shall mean the Securities Act of 1933, as amended from time
           --------
     to time.

          "1934 Act" shall mean the Securities Exchange Act of 1934, as amended
           --------
     from time to time.

          "Closing Date" shall mean the Closing Date as defined in the Placement
           ------------
     Agreement.

          "Companies" shall have the meaning set forth in the preamble and shall
           ---------
     also include each of the Companies' successors.

          "Exchange Notes" shall mean securities issued by the Obligors and
           --------------
     guaranteed by the Guarantor under the Indenture containing terms identical to the Notes, including the Guaranty (except that the Exchange Notes will not contain restrictions on transfer) and to be offered to Holders of Notes in exchange for Notes pursuant to the Exchange Offer.

          "Exchange Offer" shall mean the exchange offer by the Companies of
           --------------
     Exchange Notes for Registrable Notes pursuant to Section 2(a) hereof.

          "Exchange Offer Registration" shall mean a registration under the 1933
           ---------------------------
     Act effected pursuant to Section 2(a) hereof.

          "Exchange Offer Registration Statement" shall mean an exchange offer
           -------------------------------------
     registration statement on Form S-4 (or, if applicable, on another appropriate form) and all amendments and supplements to such registration statement, in each case including the Prospectus contained therein and all exhibits thereto.

          "Guarantor" shall have the meaning set forth in the preamble and shall
           ---------
     also include the Guarantor's successors.

          "Holder" shall mean the Placement Agent, for so long as it owns any
           ------
     Registrable Notes, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Notes under the Indenture; provided that for purposes of Sections 4 and 5 of this
                          --------
     Agreement, the term "Holder" shall include Participating Broker-Dealers (as defined in Section 4(a)).

          "Indenture" shall mean the Indenture relating to the Notes dated as of
           ---------
     April 9, 1998 among the Guarantor, the Obligors and United States Trust Company of New York, trustee, and as the same may be amended from time to time in accordance with the terms thereof.

          "Majority Holders" shall mean the Holders of a majority of the
           ----------------
     aggregate principal amount at maturity of outstanding Registrable Notes;

     provided that whenever the consent or approval of Holders of a specified
     --------
     percentage of Registrable Notes is required hereunder, Registrable Notes held by the Obligors or any of their affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agent or subsequent holders of Registrable Notes if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Notes) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

          "Obligors" shall have the meaning set forth in the preamble and shall
           --------
     also include each of the Obligor's successors.

          "Person" shall mean an individual, partnership, corporation, limited
           ------
     liability company, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          "Placement Agent" shall have the meaning set forth in the preamble.
           ---------------

          "Placement Agreement" shall have the meaning set forth in the
           -------------------
     preamble.

          "Prospectus" shall mean the prospectus included in a Registration
           ----------
     Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Notes covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, and in each case including all material incorporated by reference therein.

          "Registrable Notes" shall mean the Notes, including the Guaranty;
           -----------------
     provided, however, that the Notes shall cease to be Registrable Notes (i)
     --------  -------
     when a Registration Statement with respect to such Notes and the Guaranty shall have been declared effective under the 1933 Act and such Notes shall have been disposed of pursuant to such Registration Statement, (ii) when such Notes have been sold to the public pursuant to Rule 144 (or any similar provision then in force, but not Rule 144A) under the 1933 Act or
     (iii) when such Notes shall have ceased to be outstanding.

          "Registration Expenses" shall mean any and all expenses incident to
           ---------------------
     performance of or compliance by the Guarantor and the Obligors with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters or Holders in connection with blue sky qualification of any of the Exchange Notes or Registrable Notes),
     (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) all fees and disbursements relating to the qualification of the Indenture under applicable securities laws, (vi) the fees and disbursements of the Trustee and its counsel, (vii) the fees and disbursements of counsel for the Guarantor and the Obligors and, in the case of a Shelf Registration

     Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agent) and (viii) the fees and disbursements of the independent public accountants of the Guarantor and the Obligors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders; provided, however, that notwithstanding the foregoing, the
              --------  -------
     Guarantor and the Obligors shall not be responsible for underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
     Guarantor and the Obligors that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein and all exhibits thereto.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
     statement of the Guarantor and the Obligors pursuant to the provisions of
     Section 2(b) of this Agreement which covers all of the Registrable Notes (but no other securities unless approved by the Holders whose Registrable Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein and all exhibits thereto.

          "TIA" shall have the meaning set forth in Section 3(l) hereof.
           ---

          "Trustee" shall mean the trustee with respect to the Notes under the
           -------
     Indenture.

          "Underwriters" shall have the meaning set forth in Section 3 hereof.
           ------------

          "Underwritten Registration" or "Underwritten Offering" shall mean a
           -------------------------      ---------------------
     registration in which Registrable Notes are sold to an Underwriter for reoffering to the public.

     Statement, the fees and disbursements of one counsel for the Holders (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agent) and (viii) the fees and disbursements of the independent public accountants of the Guarantor and the Obligors, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees and expenses of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders; provided, however, that notwithstanding the foregoing, the
              --------  -------
     Guarantor and the Obligors shall not be responsible for underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Notes by a Holder.

          "Registration Statement" shall mean any registration statement of the
           ----------------------
     Guarantor and the Obligors that covers any of the Exchange Notes or Registrable Notes pursuant to the provisions of this Agreement and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein and all exhibits thereto.

          "SEC" shall mean the Securities and Exchange Commission.
           ---

          "Shelf Registration" shall mean a registration effected pursuant to
           ------------------
     Section 2(b) hereof.

          "Shelf Registration Statement" shall mean a "shelf" registration
           ----------------------------
     statement of the Guarantor and the Obligors pursuant to the provisions of
     Section 2(b) of this Agreement which covers all of the Registrable Notes (but no other securities unless approved by the Holders whose Registrable Notes are covered by such Shelf Registration Statement) on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein and all exhibits thereto.

          "TIA" shall have the meaning set forth in Section 3(l) hereof.
           ---

          "Trustee" shall mean the trustee with respect to the Notes under the
           -------
     Indenture.

          "Underwriters" shall have the meaning set forth in Section 3 hereof.
           ------------

          "Underwritten Registration" or "Underwritten Offering" shall mean a
           -------------------------      ---------------------
     registration in which Registrable Notes are sold to an Underwriter for reoffering to the public.

          2.   Registration Under the 1933 Act.
               -------------------------------

          (a) To the extent not prohibited by any applicable law or applicable interpretation of the Staff of the SEC, each of the Guarantor and the Obligors shall use its best efforts to cause to be filed an Exchange Offer Registration Statement covering the offer by the Guarantor and the Obligors to the Holders to exchange all of the Registrable Notes for Exchange Notes and to have such Registration Statement remain effective until the closing of the Exchange Offer. The Guarantor and the Obligors shall commence the Exchange Offer promptly after the Exchange Offer Registration Statement has been declared effective by the SEC and use their best efforts to have the Exchange Offer consummated not later than 60 days after such effective date. The Guarantor and the Obligors shall commence the Exchange Offer by mailing the related Exchange Offer Prospectus and accompanying documents to each Holder stating, in addition to such other disclosures as are required by applicable law:

          (i) that the Exchange Offer is being made pursuant to this Registration Rights Agreement and that all Registrable Notes validly tendered will be accepted for exchange;

          (ii) the dates of acceptance for exchange (which shall be a period of at least 20 business days from the date such notice is mailed) (the

     "Exchange Dates");
     ---------------

          (iii) that any Registrable Note not tendered will remain outstanding and continue to accrete in value until April 15, 2003 and thereafter will accrue interest, but will not retain any rights under this Registration Rights Agreement;

          (iv) that Holders electing to have a Registrable Note exchanged pursuant to the Exchange Offer will be required to surrender such Registrable Note, together with the letters of transmittal enclosed with the Exchange Offer Prospectus, to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice prior to the close of business on the last Exchange Date; and

          (v) that Holders will be entitled to withdraw their election, not later than the close of business on the last Exchange Date, by sending to the institution and at the address (located in the Borough of Manhattan, The City of New York) specified in the notice a telegram, telex, facsimile transmission or letter setting forth the name of such Holder, the principal amount at maturity of Registrable Notes delivered for exchange and a statement that such Holder is withdrawing his election to have such Notes exchanged.

          As a condition to its participation in the Exchange Offer, each Holder of Registrable Notes (including, without limitation, any Holder who is a Participating Broker-

Dealer) shall furnish, upon the request of the Companies, prior to the consummation of the Exchange Offer, a written representation to the Companies (which may be contained in the letter of transmittal enclosed with the Exchange Offer Prospectus) to the effect that (A) it is not an Affiliate of the Companies and (B) it is not engaged in and does not intend to engage in, and has no arrangement or understanding with any person to participate in, a distribution of the Exchange Notes to be issues in the Exchange Offer and (C) it is acquiring the Exchange Notes in the ordinary course of business.

          As soon as practicable after the last Exchange Date, the Guarantor and the Obligors shall:

          (i) accept for exchange Registrable Notes or portions thereof tendered and not validly withdrawn pursuant to the Exchange Offer; and

          (ii) deliver, or cause to be delivered, to the Trustee for cancellation all Registrable Notes or portions thereof so accepted for exchange by the Guarantor and the Obligors and issue, and cause the Trustee to promptly authenticate and mail to each Holder, an Exchange Note equal in accreted value and principal amount at maturity to the accreted value and principal amount at maturity of the Registrable Notes surrendered by such Holder.

Each of the Guarantor and the Obligors shall use its best efforts to complete the Exchange Offer as provided above and shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with the Exchange Offer. The Exchange Offer shall not be subject to any conditions, other than customary procedural conditions set forth in the Exchange Offer Prospectus and that the Exchange Offer does not violate applicable law or any applicable interpretation of the Staff of the SEC. The Guarantor and the Obligors shall inform the Placement Agent of the names and addresses of the Holders to whom the Exchange Offer is made, and the Placement Agent shall have the right, subject to applicable law, to contact such Holders and otherwise facilitate the tender of Registrable Notes in the Exchange Offer.

          (b) In the event that (i) the Guarantor and the Obligors determine that the Exchange Offer Registration provided for in Section 2(a) above is not available or may not be consummated as soon as practicable after the last Exchange Date because it would violate applicable law or the applicable interpretations of the Staff of the SEC, (ii) the Exchange Offer is not for any other reason consummated by October 9, 1998 or (iii) the Exchange Offer has been completed and in the opinion of counsel for the Placement Agent a Registration Statement must be filed and a Prospectus must be delivered by the Placement Agent in connection with any offering or sale of Registrable Notes, each of the Guarantor and the Obligors shall use its best efforts to cause to be filed as soon as practicable after such determination, date or notice of such opinion of counsel is given to the Guarantor and the Obligors, as the case may be, a Shelf Registration Statement providing for the sale by the Holders of all of the Registrable Notes and to have such Shelf Registration Statement declared effective by the SEC. In the event the Guarantor and the Obligors are required to file a Shelf Registration Statement solely as a result of the matters referred to in clause (iii) of the preceding sentence, each of the Guarantor and the Obligors shall use its best efforts to file and have declared effective by the SEC both an Exchange Offer Registration Statement pursuant to Section 2(a) with respect to all Registrable Notes and a Shelf Registration Statement (which may be a combined Registration Statement with the Exchange Offer Registration Statement) with respect to offers and sales of Registrable Notes held by the Placement Agent after completion of the Exchange Offer. Each of the Guarantor and the Obligors agrees to use its best efforts to keep the Shelf Registration Statement continuously effective until the expiration of the period referred to in Rule 144(k) under the Securities Act after the Closing Date with respect to all Registrable Notes covered by the Shelf Registration Statement or such shorter period that will terminate when all of the Registrable Notes covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement. Each of the Guarantor and the Obligors further agrees to supplement or amend the Shelf Registration Statement if required by the rules, regulations or instructions applicable to the registration form used by the Guarantor and the Obligors for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder with respect to information relating to such Holder, and to use its best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. Each of the Guarantor and the Obligors agrees to furnish to the Holders of Registrable Notes copies of any such supplement or amendment promptly after its being used or filed with the SEC.

          (c) The Guarantor and the Obligors shall pay all Registration Expenses in connection with the registration pursuant to Section 2(a) or Section 2(b). Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Notes pursuant to the Shelf Registration Statement.

          (d) An Exchange Offer Registration Statement pursuant to Section 2(a) hereof or a Shelf Registration Statement pursuant to Section 2(b) hereof will not be deemed to have become effective unless it has been declared effective by the SEC; provided, however, that, if, after it has been declared effective, the
         --------  -------
offering of Registrable Notes pursuant to a Shelf Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have become effective during the period of such interference until the offering of Registrable Notes pursuant to such Registration Statement may legally resume. In the event the Exchange Offer is not consummated and the Shelf Registration Statement is not declared effective on or prior to October 9, 1998, interest on the Notes (in addition to the accrual of original issue discount during the period ending April 15, 2003 and in addition to interest otherwise due on the Notes after such date) will accrue from October 9, 1998 at a rate of 0.5% per annum of the accreted value of the Notes on the preceding semi-annual accrual date and be payable in cash semi-annually commencing April 15, 1999 until the Exchange Offer is consummated or the Shelf Registration Statement is declared effective.

          (e) Without limiting the remedies available to the Placement Agent and the Holders, each of the Guarantor and the Obligors acknowledges that any failure by the Guarantor and the Obligors to comply with its obligations under
Section 2(a) and Section 2(b) hereof may result in material irreparable injury to the Placement Agent or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Placement Agent or any Holder may obtain such relief as may be required to specifically enforce the Guarantor's and the Obligors' obligations under Section 2(a) and Section 2(b) hereof.

          (f) No Holder of Registrable Notes may include any of its Registrable Notes in any Shelf Registration pursuant to this Agreement unless and until such Holder furnishes to the Companies in writing, within 20 days after receipt of a request therefor, such information as the Companies reasonably request, including the information specified in Item 507 or 508 of Regulation S-K, as applicable, for use in connection with any Shelf Registration or Prospectus or preliminary prospectus included therein. No Holder of Registrable Notes shall be entitled to the additional interest provided for in Section 2(d) that would otherwise accrue or be payable during the period of time commencing with the end of the 20 day period and ending on the date the requested information is provided to the Companies.

          3.   Registration Procedures.
               -----------------------

          In connection with the obligations of the Guarantor and the Obligors with respect to the Registration Statements pursuant to Section 2(a) and Section 2(b) hereof, the Guarantor and the Obligors shall as expeditiously as possible:

          (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Guarantor and the Obligors and (y) shall, in the case of a Shelf Registration, be available for the sale of the Registrable Notes by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use its best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

          (b) prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period and cause each Prospectus to be supplemented by any required prospectus supplement and, as so supplemented, to be filed pursuant to Rule 424 under the 1933 Act; to keep each Prospectus current during the period described under Section 4(3) and Rule 174 under the 1933 Act that is applicable to transactions by brokers or dealers with respect to the Registrable Notes or Exchange Notes;

          (c) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, to counsel for the Placement Agent, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Notes, if any, without charge and upon their request, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Notes; and each of the Guarantor and the Obligors consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling Holders of Registrable Notes and any such Underwriters in connection with the offering and sale of the Registrable Notes covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

          (d) use their best efforts to register or qualify the Registrable Notes under all applicable state securities or "blue sky" laws of such jurisdictions within the United States and its territories as any Holder of Registrable Notes covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Notes owned by such Holder; provided, however, that neither the Guarantor nor any
                     --------  -------
     Obligor shall be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;

          (e) in the case of a Shelf Registration, notify each Holder of Registrable Notes, counsel for the Holders and counsel for the Placement Agent promptly and, if requested by any such Holder or counsel, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendment thereto has been filed and becomes effective, (ii) of any request, after the Registration Statement has become effective, by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Notes covered thereby, the representations and warranties of the Guarantor or any Obligor contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to the offering cease to be true and correct in all material respects or if the Guarantor or any Obligor receives any notification with respect to the suspension of the qualification of the Registrable Notes for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period a Shelf Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading and (vi) of any determination by the Guarantor or any Obligor that a post-effective amendment to a Registration Statement would be appropriate;

          (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;

          (g) in the case of a Shelf Registration, furnish to each Holder of Registrable Notes, without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

          (h) in the case of a Shelf Registration, cooperate with the selling Holders of Registrable Notes to facilitate the timely preparation and delivery of certificates representing Registrable Notes to be sold and not bearing any restrictive legends and enable such Registrable Notes to be in such denominations (consistent with the provisions of the Indenture) and registered in such names as the selling Holders may reasonably request at least one business day prior to the closing of any sale of Registrable Notes;

          (i) in the case of a Shelf Registration, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use their best efforts to prepare and file with the SEC a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Notes, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Guarantor and the Obligors agree to notify the Holders to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and the Holders hereby agree to suspend use of the Prospectus until the Guarantor and the Obligors have amended or supplemented the Prospectus to correct such misstatement or omission;

          (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide copies of such document to the Placement Agent and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) and make such of the representatives of the Companies as shall be reasonably requested by the Placement Agent or its counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agent and its counsel (and, in the case of a Shelf Registration Statement, the Holders and their counsel) shall not have previously been advised and furnished a copy or to which the Placement Agent or its counsel (and, in the case of a Shelf Registration Statement, the Holders or their counsel) shall reasonably object;

          (k) obtain a CUSIP number for all Exchange Notes or Registrable Notes, as the case may be, not later than the effective date of a Registration Statement;

          (l) cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TIA"), in connection with the registration of the
                               ---
     Exchange Notes or Registrable Notes, as the case may be, cooperate with the Trustee and the Holders to effect such changes to the Indenture as may be required for the Indenture to be so qualified in accordance with the terms of the TIA and execute, and use its best efforts to cause the Trustee to execute, all documents as may be required to effect such changes and all other forms and documents required to be filed with the SEC to enable the Indenture to be so qualified in a timely manner;

          (m) in the case of a Shelf Registration, make available for inspection by a representative of the Holders of the Registrable Notes, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by the Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Guarantor and the Obligors, and cause the respective officers, directors and employees of the Guarantor and the Obligors to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement; provided, however, that any such
                                   --------  -------
     representative, Underwriter, attorney or accountant shall execute a confidentiality agreement customary for an Underwritten Offering with respect to such records, documents, properties and information;

          (n) in the case of a Shelf Registration, use their best efforts to cause all Registrable Notes to be listed on any securities exchange or any automated quotation system on which similar securities issued by the Guarantor or the Obligors are then listed if requested by the Majority Holders, to the extent such Registrable Notes satisfy applicable listing requirements;

          (o) use their best efforts to cause the Exchange Notes or Registrable Notes, as the case may be, to be rated by two nationally recognized statistical rating organizations (as such term is defined in Rule 436(g)(2) under the 1933 Act);

          (p) if reasonably requested by any Holder of Registrable Notes covered by a Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and
     (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Guarantor or any Obligor has received notification of the matters to be incorporated in such filing; and

          (q) in the case of a Shelf Registration, enter into such customary agreements and take all such other reasonable actions in connection therewith (including those reasonably requested by the Holders of a majority of the Registrable Notes being sold) in order to expedite or facilitate the disposition of such Registrable Notes including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to the Holders and any Underwriters of such Registrable Notes with respect to the business of the Companies and their subsidiaries, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (ii) obtain customary opinions of counsel to the Guarantor and the Obligors (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to the Holders and such Underwriters and their respective counsel) addressed to each selling Holder and Underwriter of Registrable Notes, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Guarantor and the Obligors (and, if necessary, any other certified public accountant of any subsidiary of the Guarantor or the Obligors, or of any business acquired by the Guarantor or any of the Obligors for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each selling Holder and Underwriter of Registrable Notes, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and
     (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount at maturity of the Registrable Notes being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Guarantor and the Obligors made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

          In the case of a Shelf Registration Statement, each Holder agrees that, upon receipt of any notice from the Guarantor or any Obligor of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Notes pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so directed by the Guarantor or any Obligor, such Holder will deliver to the Guarantor and the Obligors (at their expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Notes current at the time of receipt of such notice. If the Guarantor or any Obligor shall give any such notice to suspend the disposition of Registrable Notes pursuant to a Registration Statement, the Guarantor and the Obligors shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holders shall have received copies of the supplemented or amended Prospectus necessary to resume such dispositions. The Guarantor and the Obligors shall not suspend the disposition of Registrable Notes for more than an aggregate of 60 days during any 365 day period.

          The Holders of Registrable Notes covered by a Shelf Registration Statement who desire to do so may sell such Registrable Notes in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will
                                                 ------------
administer the offering will be selected by the Majority Holders of the Registrable Notes included in such offering; provided, however, that such
                                                    --------  -------
investment bankers and managers must be reasonably satisfactory to the Companies.

          4.  Participation of Broker-Dealers in Exchange Offer.
              --------------------------------------------------

          (a) The Guarantor and the Obligors understand that the Staff of the SEC has taken the position that any broker-dealer that receives Exchange Notes for its own account in the Exchange Offer in exchange for Notes that were acquired by such broker-dealer as a result of market-making or other trading activities (a "Participating Broker-Dealer"), may be deemed to be an
               ---------------------------
"underwriter" within the meaning of the 1933 Act and must deliver a prospectus meeting the requirements of the 1933 Act in connection with any resale of such Exchange Notes.

          The Guarantor and the Obligors understand that it is the Staff's position that if the Prospectus contained in the Exchange Offer Registration Statement includes a plan of distribution containing a statement to the above effect and the means by which Participating Broker-Dealers may resell the Exchange Notes, without naming the Participating Broker-Dealers or specifying the amount of Exchange Notes owned by them, such Prospectus may be delivered by Participating Broker-Dealers to satisfy their prospectus delivery obligation under the 1933 Act in connection with resales of Exchange Notes for their own accounts, so long as the Prospectus otherwise meets the requirements of the 1933 Act.

          (b) In light of the above, notwithstanding the other provisions of this Agreement, the Guarantor and the Obligors agree that the provisions of this Agreement as they relate to a Shelf Registration shall also apply to an Exchange Offer Registration to the extent, and with such reasonable modifications thereto as may be, reasonably requested by the Placement Agent or by one or more Participating Broker-Dealers, in each case as provided in clause (ii) below, in order to expedite or facilitate the disposition of any Exchange Notes by Participating Broker-Dealers consistent with the positions of the Staff recited in Section 4(a) above; provided that:
                       --------

          (i) neither the Guarantor nor any of the Obligors shall be required to amend or supplement the Prospectus contained in the Exchange Offer Registration Statement, as would otherwise be contemplated by Section 3(i), for a period exceeding 180 days after the last Exchange Date (as such period may be extended pursuant to the penultimate paragraph of Section 3 of this Agreement) and Participating Broker-Dealers shall not be authorized by either the Guarantor or any of the Obligors to deliver and shall not deliver such Prospectus after such period in connection with the resales contemplated by this Section 4; and

          (ii) the application of the Shelf Registration procedures set forth in
     Section 3 of this Agreement to an Exchange Offer Registration, to the extent not required by the positions of the Staff of the SEC or the 1933 Act and the rules and regulations thereunder, will be in conformity with the reasonable request to the Guarantor and the Obligors by the Placement Agent or with the reasonable request in writing to the Guarantor and the Obligors by one or more broker-dealers who certify to the Placement Agent and the Guarantor and the Obligors in writing that they anticipate that they will be Participating Broker-Dealers; and provided further that, in
                                                    -------- -------
     connection with such application of the Shelf Registration procedures set forth in Section 3 to an Exchange Offer Registration, the Guarantor and the Obligors shall be obligated (x) to deal only with one entity representing the Participating Broker-Dealers, which shall be the Placement Agent unless it elects not to act as such representative, (y) to pay the fees and expenses of only one counsel representing the Participating Broker-Dealers, which shall be counsel to the Placement Agent unless such counsel elects not to so act and (z) to cause to be delivered only one, if any, "cold comfort" letter with respect to the Prospectus in the form existing on the last Exchange Date and with respect to each subsequent amendment or supplement, if any, effected during the period specified in clause (i) above.

          (c) The Placement Agent shall have no liability to the Guarantor, the Obligors or any Holder with respect to any request that it may make pursuant to
Section 4(b) above.

          5.   Indemnification and Contribution.
               --------------------------------

          (a) The Guarantor and each of the Obligors jointly and severally agree to indemnify and hold harmless the Placement Agent, each Holder and each person, if any, who controls the Placement Agent or any Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, or is under common control with, or is controlled by, the Placement Agent or any Holder, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Exchange Notes or Registrable Notes were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Guarantor and the Obligors shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent or any Holder furnished to the Guarantor or the Obligors in writing by the Placement Agent or any selling Holder expressly for use therein; provided, however, that the foregoing indemnity with respect to a Prospectus shall not inure to the benefit of the Placement Agent or any selling Holder (or any other person indemnified pursuant to this paragraph (a)) to the extent that any such losses, claims, damages or liabilities result from the fact that the Placement Agent or such Holder sold Registrable Notes to a person to whom there was not sent or given by or on behalf of the Placement Agent or such Holder a copy of an amended or supplemented Final Prospectus at or prior to the written confirmation of the sale of the Registrable Notes to such person (if the Guarantor and the Obligors shall have furnished such amendment or supplement to the Final Prospectus to the Placement Agent or such Holder prior to the written confirmation of such sale), and if the losses, claims, damages or liabilities result from an untrue statement or alleged untrue statement or an omission or alleged omission contained in the Final Prospectus that was corrected in such amendment or supplement to the Final Prospectus. In connection with any Underwritten Offering permitted by Section 3, the Guarantor and each Obligor will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the 1933 Act and the 1934 Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

          (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Guarantor and each Obligor, the Placement Agent and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Guarantor, any Obligor, the Placement Agent and any other selling Holder within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act to the same extent as the foregoing indemnity from the Guarantor and each Obligor to the Placement Agent and the Holders, but only with reference to information relating to such Holder furnished to the Guarantor and each Obligor in writing by such Holder expressly for use in any Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).

          (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to either paragraph (a) or paragraph (b) above, such person (the "indemnified party") shall promptly notify the person against whom such
 -----------------
indemnity may be sought (the "indemnifying party") in writing and the
                              ------------------
indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for (a) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agent and all persons, if any, who control the Placement Agent within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act, (b) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Guarantor and the Obligors, their directors or representatives, their officers who sign the Registration Statement and each person, if any, who controls the Guarantor and the Obligors within the meaning of either such Section and (c) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agent and persons who control the Placement Agent, such firm shall be designated in writing by the Placement Agent. In such case involving the Holders and such persons who control any Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Guarantor and the Obligors. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but, if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the foregoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expenses of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which such indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

          (d) If the indemnification provided for in paragraph (a) or paragraph
(b) of this Section 5 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages or liabilities, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnifying party or parties on the one hand and of the indemnified party or parties on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Guarantor and the Obligors and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Guarantor and the Obligors or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 5(d) are several in proportion to the respective number of Registrable Notes of such Holder that were registered pursuant to a Registration Statement.

          (e) The Guarantor and the Obligors and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 5 were determined by pro rata allocation or by any other method of allocation that does
              --- ----
not take account of the equitable considerations referred to in paragraph (d) above. The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 5, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which Registrable Notes were sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933
Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The rights or remedies provided for in this
Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

          The indemnity and contribution provisions contained in this Section 5 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any Holder or any person controlling the Placement Agent or any Holder, or by or on behalf of the Guarantor or any Obligor, their officers or directors or representatives or any person controlling the Guarantor or any Obligor, (iii) acceptance of any of the Exchange Notes and (iv) any sale of Registrable Notes pursuant to a Shelf Registration Statement.

          6.   Miscellaneous.
               -------------

          (a)  No Inconsistent Agreements.  Neither the Guarantor nor any of the
               --------------------------
Obligors has entered into, and on or after the date of this Agreement will not enter into, any agreement which conflicts with the rights granted to the Holders of Registrable Notes in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with the rights granted to the holders of the Guarantor's or the Obligors' other issued and outstanding securities under any such agreements.

          (b)  Amendments and Waivers.  The provisions of this Agreement,
               ----------------------
including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Guarantor and the Obligors have obtained the written consent of Holders of at least a majority in aggregate principal amount at maturity of the outstanding Registrable Notes affected by such amendment, modification, supplement, waiver or consent; provided, however, that no
                                             --------  -------
amendment, modification, supplement, waiver or consents to any departure from the provisions of Section 5 hereof shall be effective as against any Holder of Registrable Notes unless consented to in writing by such Holder.

          (c)  Notices.  All notices and other communications provided for or
               -------
permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery
(i) if to a Holder, at the most current address given by such Holder to the Guarantor and the Obligors by means of a notice given in accordance with the provisions of this Section 6(c), which address initially is, with respect to the Placement Agent, the address set forth in the Placement Agreement; and (ii) if to the Guarantor and the Obligors, initially at the Guarantor's and the Obligors' address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 6(c).

          All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

          Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Trustee, at the address specified in the Indenture.

          (d) Successors and Assigns.  This Agreement shall inure to the benefit
              ----------------------
of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to
                                --------
permit any assignment, transfer or other disposition of Registrable Notes in violation of the terms of the Placement Agreement. If any transferee of any Holder shall acquire Registrable Notes, in any manner, whether by operation of law or otherwise, such Registrable Notes shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Notes such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such person shall be entitled to receive the benefits hereof. The Placement Agent (in its capacity as Placement Agent) shall have no liability or obligation to the Guarantor or any of the Obligors with respect to any failure by a Holder to comply with, or any breach by any Holder of, any of the obligations of such Holder under this Agreement.

          (e) Third Party Beneficiary.  The Holders shall be third party
              -----------------------
beneficiaries to the agreements made hereunder between the Guarantor and the Obligors, on the one hand, and the Placement Agent, on the other hand, and any Holder shall have the right to enforce such agreements directly to the extent it deems such enforcement necessary or advisable to protect its rights or the rights of Holders hereunder.

          (f) Counterparts.  This Agreement may be executed in any number of
              ------------
counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

          (g) Headings.  The headings in this Agreement are for convenience of
              --------
reference only and shall not limit or otherwise affect the meaning hereof.

          (h) Governing Law.  This Agreement shall be governed by and construed
              -------------
in accordance with the internal laws of the State of New York.

          (i) Severability.  In the event that any one or more of the provisions
              ------------
contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

          (j)   Miscellaneous. Each of the Guarantor and the Obligors agrees,
                -------------
for the sole benefit of the Placement Agent:

          (i) prior to the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement if, in the reasonable judgment of the Placement Agent, it or any of its affiliates (as such term is defined in the rules and regulations under the 1933 Act) is required to deliver an offering memorandum in connection with sales of, or market-making activities with respect to, the Notes or the Exchange Notes, (A) to periodically amend or supplement the Final Memorandum (as defined in the Placement Agreement) so that the information contained in the Final Memorandum complies with the requirements of Rule 144A of the 1933 Act, (B) to amend or supplement the Final Memorandum when necessary to reflect any material changes in the information provided therein so that the Final Memorandum will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the Final Memorandum is so delivered, not misleading and (C) to provide the Placement Agent with copies of each such amended or supplemented Final Memorandum, as the Placement Agent may reasonably request;

          (ii) following the consummation of the Exchange Offer or the effectiveness of a Shelf Registration Statement and for so long as the Notes or the Exchange Notes are outstanding, if, in the reasonable judgement of the Placement Agent, it or any of its affiliates (as such term is defined in the rules and regulations under the 1933 Act) is required to deliver a prospectus in connection with sales of, or market-making activities with respect to, such securities, (A) to periodically amend the applicable registration statement so that the information contained therein complies with the requirements of Section 10(a) of the 1933 Act, (B) if requested by the Placement Agent, within 45 days following the end of the Guarantor's and the Obligors' most recent fiscal quarter, to file a supplement to the prospectus included in the applicable registration statement which sets forth the financial results of the Guarantor and the Obligors for the previous quarter, (C) to amend the applicable registration statement or supplement the related prospectus or the documents incorporated therein when necessary to reflect any material changes in the information provided therein so that the registration statement and the prospectus will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances existing as of the date the prospectus is so delivered, not misleading and (D) to provide the Placement Agent with copies of each such amendment or supplement as the Placement Agent may reasonably request;

          (iii) notwithstanding clauses (i) and (ii) above, (A) prior to amending the Final Memorandum or to filing any post-effective amendment to any registration statement or to supplementing any related prospectus, to furnish to the Placement Agent and its counsel, copies of all such documents proposed to be amended, filed or supplemented, and (B) it will not issue any amendment to the Final Memorandum, any post-effective amendment to a registration statement or any supplement to a prospectus to which the Placement Agent or its counsel shall reasonably object;

          (iv) it shall notify the Placement Agent and its counsel and (if requested by any such person) confirm such advice in writing, (A) when any amendment to the Final Memorandum has been issued, when any prospectus supplement or amendment or post-effective amendment has been filed, and, with respect to any post-effective amendment, when the same has become effective, (B) of any request by the SEC for any post-effective amendment or supplement to a registration statement, any supplement or amendment to a prospectus or for additional information, (C) the issuance by the SEC of any stop order suspending the effectiveness of a registration statement or the initiation of any proceedings for that purpose, (D) of the receipt by it of any notification with respect to the suspension of the qualification of the Notes or the Exchange Notes for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose and (E) of the happening of any event which makes any statement made in the Final Memorandum, a registration statement, a prospectus or any amendment or supplement thereto untrue or which requires the making of any change in the Final Memorandum, a registration statement, a prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading;

          (v) it consents to the use of the Final Memorandum and any prospectus referred to in this paragraph (k) or any amendment or supplement thereto, by the Placement Agent in connection with the offering and sale of the Notes or Exchange Notes, as the case may be;

          (vi) it will comply with the provisions of this paragraph (k) at its own expense and will reimburse the Placement Agent for its reasonable expenses associated with this paragraph (k) (including fees of counsel); and

          (vii) it hereby expressly acknowledges that the indemnification and contribution provisions of Section 8 of the Placement Agreement shall be specifically applicable and relate to each offering memorandum, registration statement, prospectus, amendment or supplement referred to in this paragraph (k).

          IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.



                                    RENAISSANCE MEDIA GROUP LLC


                                    By: /s/ Mark W. Halpin
                                       -----------------------------------------
                                       Name: Mark W. Halpin
                                       Title: Executive Vice President and CFO


                                    RENAISSANCE MEDIA (LOUISIANA) LLC


                                    By: /s/ Mark W. Halpin
                                       -----------------------------------------
                                       Name: Mark W. Halpin
                                       Title: Executive Vice President and CFO


                                    RENAISSANCE MEDIA (TENNESSEE) LLC


                                    By: /s/ Mark W. Halpin
                                       -----------------------------------------
                                       Name: Mark W. Halpin
                                       Title: Executive Vice President and CFO


                                    RENAISSANCE MEDIA CAPITAL CORPORATION


                                    By: /s/ Mark W. Halpin
                                       -----------------------------------------
                                       Name: Mark W. Halpin
                                       Title: Executive Vice President and CFO

Confirmed and accepted as of
  the date first above written:

MORGAN STANLEY & CO. INCORPORATED



By: /s/ Daniel Klausner
   --------------------------
   Name: Daniel Klausner
   Title: Vice President